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                                                                   Exhibit 10.49

                                                                  Execution Copy
                              INVESTMENT AGREEMENT
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     THIS INVESTMENT AGREEMENT (this "Agreement") dated as of July 25, 2001, is by and between Plug Power, Inc., a Delaware corporation ("Plug Power"), and GE Power Systems Equities Inc., a Delaware corporation ("GEPS Equities").

                              W I T N E S S E T H:

     WHEREAS, GEPS Equities currently owns a total of 5,250,000 shares of the issued and outstanding common stock, par value $.01 per share, of Plug Power (the "Common Stock"); and

     WHEREAS, the parties hereto contemplate entering into a transaction involving, among other things, (i) the restructuring of the Operating Agreement of GE Fuel Cell Systems, L.L.C. ("GEFCS"); (ii) further amendments to the Distributor Agreement dated as of February 2, 1999, as amended, between Plug Power and GEFCS (the "Amended Distributor Agreement") to expand the distribution scope and rights of GEFCS with respect to Plug Power products; and, in connection with these changes, (iii) the issuance to GEPS Equities by Plug Power of certain shares of Common Stock (the "GEFCS Shares");

         WHEREAS, GEPS Equities has agreed to purchase 416,666 shares of Common Stock at a purchase price of $12.00 per share;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                            SALE OF INVESTMENT SHARES

     SECTION 1.01. Purchase and Sale of Investment Shares. Upon the terms and
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subject to the conditions of this Agreement, GEPS Equities shall purchase from
Plug Power, and Plug Power shall sell to GEPS Equities, at the Investment Closing (as hereinafter defined), 416,666 shares of Common Stock (such shares of Common Stock being sold to GEPS Equities hereunder are referred to herein as the "Investment Shares").

     SECTION 1.02. Purchase Price. The aggregate purchase price (the "Purchase
                   --------------
Price") for the Investment Shares is Four Million Nine Hundred Ninety-Nine Thousand, Nine Hundred Ninety-Two and No/100 Dollars ($4,999,992), representing a price per Investment Share of $12.00 (the offering price per share as set forth in Plug Power's final prospectus filed as a part of its Registration Statement on Form S-3 (Registration No. 333-62686)). Payment of the Purchase Price shall be made by wire transfer of immediately available federal funds at the closing of the transaction contemplated by this Article I (the "Investment Closing").

                                   ARTICLE II
                            ISSUANCE OF GEFCS SHARES

     SECTION 2.01. Issuance of the GEFCS Shares. Contemporaneous with the
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execution and delivery of the Amended Distributor Agreement by the parties thereto (the "Distributor Agreement Closing"), and upon the terms and subject to the conditions of this Agreement, Plug Power shall issue to GEPS Equities, at the Distributor Agreement Closing, such number of shares of Common Stock as shall be agreed to in writing at or before the

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Distributor Agreement Closing by the parties hereto (such shares of Common
Stock being issued to GEPS Equities hereunder are referred to herein as the "GEFCS Shares," and together with the Investment Shares, the "Shares").

                                  ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF PLUG POWER

     Plug Power represents and warrants to GEPS Equities as follows:

     SECTION 3.01. Authority. Plug Power has all requisite corporate power and
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authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. All necessary corporate action has been taken by and on behalf of Plug Power with respect to the execution, delivery, and performance by Plug Power of this Agreement and the consummation of the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Plug Power, and, assuming this Agreement constitutes a valid and binding obligation of GEPS Equities, constitutes legal, valid, and binding obligations of Plug Power, enforceable against Plug Power in accordance with its terms.

     SECTION 3.02. The Shares. The Investment Shares have been duly authorized
                   ----------
and reserved for issuance and, when payment is made therefor in accordance with this Agreement, shall be validly issued, fully paid, and nonassessable and will be free of restrictions on transfers other than restrictions contained in this Agreement and under applicable state and federal securities laws. The GEFCS Shares will be duly authorized and reserved for issuance and, upon issuance, shall be validly issued, fully paid and nonassessible and will be free of restrictions on transfers other than restrictions contained in this Agreement and under applicable state and federal securities laws.

     SECTION 3.03. SEC Filings. Since becoming subject to the periodic
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reporting requirements of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"), Plug Power has made all required filings pursuant to the rules and regulations promulgated thereunder. All such filings and all filings made under the Securities Act of 1933, as amended (the "Securities Act"), or if such filings were amended, such amended filings, complied in all material respects with the Exchange Act and the Securities Act, as applicable, and the rules and regulations promulgated thereunder, as of the date filed (or amended) with the Securities and Exchange Commission (the "SEC"). Such filings did not and do not contain any untrue statement or omission of material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Plug Power understands and acknowledges that GEPS Equities has relied on such filings in making its investment in the Shares under this Agreement, and agrees that GEPS Equities has the right to rely on such filings without regard to any other diligence on or information about Plug Power that GEPS Equities may have.

     SECTION 3.04. Financial Statements. As of their respective dates, the
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financial statements of Plug Power, together with related notes and schedules, included in all of its filings made pursuant to the Exchange Act or the Securities Act complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements and related notes and schedules have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the period involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Plug Power as of the dates thereof and its results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

                                   ARTICLE IV
                REPRESENTATIONS AND WARRANTIES OF GEPS EQUITIES

     GEPS Equities represents and warrants to Plug Power as follows:

     SECTION 4.01. Accredited Investor. GEPS Equities is an "Accredited
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Investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act. GEPS Equities has such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in Plug

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Power and is able to bear the economic risk of its investment in the Shares pursuant to the terms of this Agreement, including a complete loss of GEPS Equities' investment in the Shares.

     SECTION 4.02. Purchase for Investment. GEPS Equities is acquiring or will
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be acquiring the Shares for investment for its own account, not as a nominee or agent and not with the view to, or for resale in connection with, any distribution thereof. GEPS Equities understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of the investment intent and the accuracy of GEPS Equities' representations as expressed herein. GEPS Equities has not been formed for the specific purpose of acquiring the Shares.

     SECTION 4.03. Legend. Each certificate or instrument representing the
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Shares will be endorsed with the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT, OR UNDER RELEVANT STATE SECURITIES LAWS, IS IN EFFECT AS TO THESE SECURITIES, OR (II) AN EXEMPTION THEREFROM IS AVAILABLE.

     SECTION 4.04. Authority Relative to this Agreement. GEPS Equities has all
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requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by GEPS Equities and, assuming this Agreement constitutes a valid and binding obligation of Plug Power, constitutes a valid and binding obligation of GEPS Equities, enforceable against GEPS Equities in accordance with its terms.

                                    ARTICLE V
                                     CLOSING

     SECTION 5.01. Deliveries at the Investment Closing. At the Investment
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Closing, the following shall be delivered:

          (a)      GEPS Equities will deliver or cause to be delivered to Plug
Power: (i) the Purchase Price referred to in Section 1.02 hereof and (ii) the First Amendment to Registration Rights Agreement by and among Plug Power and GEPS Equities, in the form of Exhibit A attached hereto (the "First Amendment
                              ---------
to Registration Rights Agreement").

          (b) Plug Power will deliver or cause to be delivered to GEPS Equities (i) a stock certificate representing all of the Investment Shares and
(ii) the First Amendment to Registration Rights Agreement.

     SECTION 5.02. Deliveries at the Distributor Agreement Closing. At the
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Distributor Agreement Closing, the following shall be delivered:

          (a)      GEPS Equities will deliver or cause to be delivered to Plug
Power: (i) the Amended Distributor Agreement and (ii) the Amended and Restated Limited Liability Company Agreement of GEFCS (the "Amended LLC Agreement").

          (b) Plug Power will deliver or cause to be delivered to GEPS Equities (i) a stock certificate representing all of the GEFCS Shares, (ii) the Amended Distributor Agreement and (iii) the Amended LLC Agreement.

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     SECTION 5.03. Closing. Subject to the satisfaction or waiver of the
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conditions set forth herein, the Investment Closing shall take place in the offices of Plug Power, 968 Albany-Shaker Road, Latham, New York 12110 at 10:00 a.m. on July 25, 2001 or at such other date, time and place to which the parties shall agree in writing, and the Distributor Agreement Closing shall take place at such date, time and place to which the parties shall agree in writing. The parties acknowledge and agree that upon mutual exchange and receipt of signature pages via facsimile, and upon the deliveries set forth in
Section 5.01 and 5.02 hereof, respectively, this Agreement and the transactions hereby contemplated shall be deemed consummated, notwithstanding either party's failure or refusal to deliver original (i.e. non-facsimile) signature pages.

                                   ARTICLE VI
                                  MISCELLANEOUS

     SECTION 6.01. Brokerage Fees and Commissions Plug Power hereby represents
                   ------------------------------
and warrants to GEPS Equities, and GEPS Equities hereby represents and warrants to Plug Power, that no person or entity is entitled to receive from Plug Power or GEPS Equities, respectively, any investment banking, brokerage or finder's fee or fees for financial consulting or advisory services in connection with this Agreement or the transactions contemplated hereby, except for J.P. Morgan Securities, Inc. (which will receive a placement fee from Plug Power in connection with the sale of the Investment Shares).

     SECTION 6.02. Entire Agreement; Amendment. This Agreement, along with the
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Distributor Agreement, the Amended LLC Agreement and the First Amendment to
Registration Rights Agreement, constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. This Agreement may not be amended except by a written agreement signed on behalf of both of the parties hereto.

     SECTION 6.03. Assignment. This Agreement shall not be assigned by either
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party, by operation of law or otherwise, without the prior written consent of the other party; provided, however, that GEPS Equities may assign this Agreement to an affiliate of GEPS Equities without the consent of Plug Power.

     SECTION 6.04. Validity. The invalidity or unenforceability of any
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provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, all of which shall remain in full force and effect.

     SECTION 6.05. Notices. All notices, requests, claims, demands and other
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communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by fax (with a copy delivered the next business day), by registered or certified mail (postage prepaid, return receipt requested), or by any overnight courier or other service providing evidence of delivery to the respective parties and their counsel at the following addresses:

          (a)      if to Plug Power, to:

                   Plug Power, Inc.
                   968 Albany-Shaker Road
                   Latham, New York 12110
                   Attention: Ana-Maria Galeano
                   Fax: (518) 782-7884

                   with a copy to:

                   Goodwin Procter LLP
                   Exchange Place
                   Boston, Massachusetts 02109
                   Attention: Andrew F. Viles, Esq.

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                   Fax: (617) 523-1231

          (b)      if to GEPS Equities, to:

                   C/o General Electric Company
                   3135 Easton Turnpike
                   Fairfield, Connecticut 06481
                   Attention: Elizabeth K. Lanier
                   Fax: _______________________

                   with a copy to:

                   Long Aldridge & Norman LLP
                   303 Peachtree Street, Suite 5300
                   Atlanta, Georgia 30308
                   Attention: Johnathan H. Short, Esq.
                   Fax: (404) 527-4198

or to such other address (or fax number, if applicable) as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address or fax number shall be effective only upon receipt thereof).

     SECTION 6.06. Governing Law. This Agreement shall be governed by and
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construed in accordance with the internal laws of the State of Delaware, without regard to such state's principles of conflicts of laws.

     SECTION 6.07. Descriptive Headings. The descriptive headings herein are
                   --------------------
inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 6.08. Parties in Interest. This Agreement shall be binding upon
                   -------------------
and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     SECTION 6.09. Counterparts. This Agreement may be executed in any number
                   ------------
of counterparts, each of which shall be deemed to be an original or a facsimile or photocopy of an original, but all of which shall constitute one and the same agreement.

                            [SIGNATURES ON NEXT PAGE]

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     IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date first above written.

                                        PLUG POWER, INC.:

                                        By:_________________________
                                        Name:_______________________
                                        Title:______________________

                                        GE POWER SYSTEMS EQUITIES, INC.:

                                        By:_________________________
                                        Name:_______________________
                                        Title:______________________

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                                    EXHIBIT A

                First Amendment to Registration Rights Agreement